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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported):           JULY 25, 2000
                                                 -------------------------------

                          TRANSKARYOTIC THERAPIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

            000-21481                                         04-3027191
-------------------------------              -----------------------------------
      (Commission File Number)                (IRS Employer Identification No.)


 195 ALBANY STREET, CAMBRIDGE, MASSACHUSETTS                              02139
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        (Address of Principal Executive Offices)                     (Zip Code)


                                 (617) 349-0200
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               Registrant's Telephone Number, Including Area Code


                                 NOT APPLICABLE
--------------------------------------------------------------------------------

          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.           OTHER EVENTS.

         On July 25, 2000, Transkaryotic Therapies, Inc. ("TKT") announced that Genzyme Corporation ("Genzyme") had brought suit against TKT in the United States District Court of Delaware in Wilmington. The suit claims that TKT's activities relating to Replagal(TM) (agalsidase alfa), TKT's investigational enzyme replacement therapy for the treatment of Fabry disease, infringe one or more claims of U.S. Patent No. 5,356,804, a patent licensed exclusively to Genzyme.

         The full text of TKT's press release issued in connection with the foregoing matter is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits.

                  99.1 Press Release




                                      -2-
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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 31, 2000                  REGISTRANT

                                    TRANSKARYOTIC THERAPIES, INC.


                                    By: /s/ Daniel E. Geffken
                                        ---------------------------------------
                                        Daniel E. Geffken
                                        Vice President, Finance and
                                        Chief Financial Officer



                                      -3-
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                           EXHIBIT INDEX

EXHIBIT NUMBER                                       DESCRIPTION

99.1                                                 Press Release